UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2013

River Valley Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-21765	35-1984567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Clifty Drive, P.O. Box 1590, Madison, Indiana		47250-0590
(Address of Principal Executive Offices)		(Zip Code)

(812) 273-4949
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Other Events

On November 22, 2013, the Registrant announced that its banking subsidiary, River Valley Financial Bank, completed its previously announced acquisition of certain assets and liabilities associated with the bank branch operated by Old National Bank in Osgood, Indiana.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 22, 2013	River Valley Bancorp

	By:	/s/ Matthew P. Forrester
Matthew P. Forrester
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description	Location

99.1	Press Release, dated November 22, 2013	Attached